Exhibit 99.1
Name of Underlying Instrument	Option Symbol	Underlying Symbol
3iQ CoinShares Bitcoin ETF	BTCQ	BTCQ
3iQ Coinshares Ether ETF	ETHQ	ETHQ
BetaPro Canadian Gold Miners -2x Daily Bear ETF	HGD	HGD
BetaPro Canadian Gold Miners 2x Daily Bull ETF	HGU	HGU
BetaPro Crude Oil Inverse Leveraged Daily Bear ETF	HOD1	HOD1
BetaPro Natural Gas -2x Daily Bear ETF	HND	HND
BetaPro Natural Gas -2x Daily Bear ETF	HND1	HND1
BetaPro Natural Gas 2x Daily Bull ETF	HNU	HNU
BMO Aggregate Bond Index ETF	ZAG	ZAG
BMO Equal Weight Banks Index ETF	ZEB	ZEB
BMO Equal Weight US Banks Hedged to CAD Index ETF	ZUB	ZUB
BMO Equal Weight US Banks Index ETF CAD Units	ZBK	ZBK
BMO Equal Weight Utilities Index ETF	ZUT	ZUT
BMO High Yield US Corporate Bond Hedged to CAD Index ETF	ZHY	ZHY
BMO Low Volatility Canadian Equity ETF	ZLB	ZLB
BMO MSCI EAFE Hedged to CAD Index ETF	ZDM	ZDM
BMO MSCI USA High Quality Index ETF	ZUQ	ZUQ
BMO Nasdaq 100 Equity Hedged to CAD Index ETF	ZQQ	ZQQ
BMO S&P 500 Hedged to CAD Index ETF	ZUE	ZUE
BMO S&P 500 Index ETF	ZSP	ZSP
BMO S&P/TSX Capped Composite Index ETF	ZCN	ZCN
BMO S&P/TSX Laddered Preferred Share Index ETF	ZPR	ZPR
CI Galaxy Bitcoin ETF	BTCX	BTCX.B
CI Galaxy Ethereum ETF	ETHX	ETHX.B
Ether ETF	ETHR	ETHR

Name of Underlying Instrument	Option Symbol	Underlying Symbol
Evolve Bitcoin ETF Canadian dollar denominated units	EBIT	EBIT
Evolve FANGMA Index ETF	TECH	TECH
Horizons Active Preferred Share ETF	HPR	HPR
Horizons S&P/TSX 60 Index ETF	HXT	HXT
iShares Canadian Select Dividend Index ETF	XDV	XDV
iShares Core Canadian Corporate Bond Index ETF	XCB	XCB
iShares Core Canadian Short Term Bond Index ETF	XSB	XSB
iShares Core S&P 500 Index ETF (CAD-Hedged)	XSP	XSP
iShares Core S&P/TSX Capped Composite Index ETF	XIC	XIC
iShares MSCI EAFE Index ETF (CAD-Hedged)	XIN	XIN
iShares S&P/TSX 60 Index ETF	XIU	XIU
iShares S&P/TSX Capped Energy Index ETF	XEG	XEG
iShares S&P/TSX Capped Financials Index ETF	XFN	XFN
iShares S&P/TSX Capped REIT Index ETF	XRE	XRE
iShares S&P/TSX Global Gold Index ETF	XGD	XGD
iShares U.S. Small Cap Index ETF (CAD-Hedged)	XSU	XSU
Purpose Bitcoin ETF CAD ETF Non-currency Hedged Units	BTCC	BTCC.B
Purpose Ether ETF	ETHH	ETHH.B
Vanguard Canadian Aggregate Bond Index ETF	VAB	VAB
Vanguard Canadian Short-Term Bond Index ETF	VSB	VSB
Vanguard Canadian Short-Term Corporate Bond Index ETF	VSC	VSC
Vanguard S&P 500 Index ETF	VFV	VFV

Name of Underlying Instrument	Option Symbol	Underlying Symbol
S&P/TSX 60 Index Standard Options	SXO	TX60
S&P/TSX Capped Utilities Index Options	SXV	TTUT
S&P/TSX Composite Index Banks (Industry Group) Options	SXJ	TXBA

2

Name of Underlying Instrument	Option Symbol	Underlying Symbol
Yamana Gold Inc.	YRI	YRI
Xebec Adsorption Inc.	XBC	XBC
WSP Global Inc.	WSP	WSP
Whitecap Resources Inc.	WCP	WCP
Wheaton Precious Metals Corp.	WPM	WPM
Westshore Terminals Investment Corporation	WTE	WTE
Westport Fuel Systems Inc.	WPRT	WPRT
West Fraser Timber Co. Ltd.	WFG	WFG
Wesdome Gold Mines Ltd.	WDO	WDO
WELL Health Technologies Corp.	WELL	WELL
Waste Connections Inc.	WCN	WCN
Village Farms International Inc.	VFF	VFF
Victoria Gold Corp.	VGCX	VGCX
Vermilion Energy Inc.	VET	VET
Uni-Select Inc.	UNS	UNS
Turquoise Hill Resources Ltd.	TRQ	TRQ
Trisura Group Ltd.	TSU	TSU
Tricon Capital Group Inc.	TCN	TCN
Transcontinental Inc., Cl. A	TCL	TCL.A
TransAlta Renewable Inc.	RNW	RNW
TransAlta Corporation	TA	TA
Tourmaline Oil Corp.	TOU	TOU
Toronto-Dominion Bank (The)	TD	TD
Toromont Industries Ltd.	TIH	TIH
Torex Gold Resources Inc.	TXG	TXG

3

Name of Underlying Instrument	Option Symbol	Underlying Symbol
Topaz Energy Corp.	TPZ	TPZ
TMX Group Limited	X	X
Tilray Inc.	TLRY	TLRY
Tilray Inc.	TLRY1	TLRY1
Thomson Reuters Corporation	TRI	TRI
The Valens Company Inc.	VLNS	VLNS
The Valens Company Inc	VLNS1	VLNS1
TFI International Inc.	TFII	TFII
Telus International Cda Inc.	TIXT	TIXT
TELUS Corporation	T	T
Teck Resources Limited, Cl. B	TECK	TECK.B
TC Energy Corporation	TRP	TRP
Tamarack Valley Energy Ltd.	TVE	TVE
Superior Plus Corp.	SPB	SPB
SunOpta, Inc.	SOY	SOY
Suncor Energy Inc.	SU	SU
Sun Life Financial	SLF	SLF
Summit Industrial Income REIT	SMU	SMUu
Stella-Jones Inc.	SJ	SJ
Stelco Holdings Inc.	STLC	STLC
Stantec Inc.	STN	STN
SSR Mining Inc.	SSRM	SSRM
Spin Master Corp.	TOY	TOY
SNC-Lavalin Group Inc.	SNC	SNC
SmartCentres Real Estate Investment Trust	SRU	SRUu

4

Name of Underlying Instrument	Option Symbol	Underlying Symbol
SilverCrest Metals Inc.	SIL	SIL
Silvercorp Metals Inc.	SVM	SVM
Sierra Wireless Inc.	SW	SW
Sienna Senior Living Inc.	SIA	SIA
Shopify Inc. Cl. A	SHOP	SHOP
ShawCor Ltd., Cl. A	SCL	SCL
Shaw Communications Inc., Cl. B	SJR	SJR.B
Secure Energy Services Inc.	SES	SES
Seabridge Gold Inc.	SEA	SEA
Savaria Corporation	SIS	SIS
Saputo Inc.	SAP	SAP
Sandstorm Gold Ltd.	SSL	SSL
Russel Metals Inc.	RUS	RUS
Royal Bank of Canada	RY	RY
Rogers Communications Inc., Cl. B	RCI	RCI.B
Ritchie Bros. Auctioneers Incorporated	RBA	RBA
RioCan Real Estate Investment Trust	REI	REIu
Restaurant Brands International	QSR	QSR
Resolute Forest Products Inc.	RFP	RFP
Real Matters Inc.	REAL	REAL
Quebecor Inc., Cl. B	QBR	QBR.B
Pyrogenesis Canada Inc.	PYR	PYR
Primo Water Corporation	PRMW	PRMW
Primaris Retail Real Estate Investment Trust	PMZ	PMZu
Pretium Resources Inc.	PVG1	PVG1

5

Name of Underlying Instrument	Option Symbol	Underlying Symbol
Premium Brands Holdings Corporation	PBH	PBH
Precision Drilling Corporation	PD	PD
PrairieSky Royalty Ltd.	PSK	PSK
Power Corporation of Canada	POW	POW
Peyto Exploration & Development Corp.	PEY	PEY
Pembina Pipeline Corporation	PPL	PPL
Parkland Fuel Corporation	PKI	PKI
Parex Resources Inc.	PXT	PXT
Paramount Resources Ltd.	POU	POU
Pan American Silver Corporation	PAAS	PAAS
Ovintiv Inc.	OVV	OVV
Osisko Mining Corp.	OSK	OSK
Osisko Gold Royalties Ltd.	OR	OR
Orla Mining Ltd	OLA	OLA
Organigram Holdings Inc.	OGI	OGI
Open Text Corp.	OTEX	OTEX
Onex Corporation	ONEX	ONEX
OceanaGold Corporation	OGC	OGC
Nuvei Corporation	NVEI	NVEI
Nutrien Ltd.	NTR	NTR
NPK	NPK	NPK
NovaGold Resources Inc.	NG	NG
NorthWest Healthcare Properties Real Estate Investment Trust	NWH	NWHu
Northland Power Inc.	NPI	NPI
NFI Group Inc.	NFI	NFI

6

Name of Underlying Instrument	Option Symbol	Underlying Symbol
NexGen Energy Ltd.	NXE	NXE
Newmont Corporation	NGT	NGT
New Gold Inc.	NGD	NGD
National Bank of Canada	NA	NA
Mullen Group Ltd.	MTL	MTL
Metro Inc.	MRU	MRU
Methanex Corporation	MX	MX
MEG Energy Corp.	MEG	MEG
Maxar Technologies Ltd.	MAXR	MAXR
Martinrea International Inc.	MRE	MRE
Maple Leaf Foods Inc.	MFI	MFI
Manulife Financial Corporation	MFC	MFC
Major Drilling Group International Inc.	MDI	MDI
Magna International Inc	MG	MG
MAG Silver Corp.	MAG	MAG
Lundin Mining Corporation	LUN	LUN
Lundin Gold Inc.	LUG	LUG
Loblaw Companies Ltd.	L	L
Lithium Americas	LAC	LAC
Lion Electric Company	LEV	LEV
Linamar Corporation	LNR	LNR
Lightspeed POS Inc.	LSPD	LSPD
Lifeworks Inc.	LWRK	LWRK
Laurentian Bank of Canada	LB	LB
Labrador Iron Ore Royalty Corporation	LIF	LIF

7

Name of Underlying Instrument	Option Symbol	Underlying Symbol
Kinross Gold Corporation	K	K
Kinaxis Inc.	KXS	KXS
Keyera Corp.	KEY	KEY
Karora Resources Inc.	KRR	KRR
K92 Mining Inc.	KNT	KNT
Ivanhoe Mines Ltd.	IVN	IVN
IPL2	IPL2	IPL2
Interfor Corporation	IFP	IFP
Intact Financial Corporation	IFC	IFC
Innergex Renewable Energy Inc.	INE	INE
Imperial Oil Limited	IMO	IMO
IGM Financial Inc.	IGM	IGM
IAMGOLD Corporation	IMG	IMG
iA Financial Corporation Inc.	IAG	IAG
Hydro One Limited	H	H
HXQ	HXQ	HXQ
Hut 8 Mining Corp.	HUT	HUT
Hudbay Minerals Inc.	HBM	HBM
Home Capital Group Inc.	HCG	HCG
HOG	HOG	HOG
HMMJ1	HMMJ1	HMMJ1
HEXO Corp	HEXO	HEXO
Headwater Exploration Inc.	HWX	HWX
H&R Real Estate Investment Trust	HR1	HR1
Groupe Aeroplan Inc.	AIM	AIM

8

Name of Underlying Instrument	Option Symbol	Underlying Symbol
Great-West Lifeco Inc.	GWO	GWO
Granite Real Estate Investment Trust Inc.	GRT	GRTu
GoodFood Market Corp.	FOOD	FOOD
Gildan Activewear Inc.	GIL	GIL
Gibson Energy Inc.	GEI	GEI
GFL Environmental Inc.	GFL	GFL
George Weston Limited	WN	WN
Galaxy Digital Holdings Ltd.	GLXY	GLXY
Frontera Energy Corporation	FEC	FEC
Freehold Royalties Ltd.	FRU	FRU
Franco-Nevada Corp.	FNV	FNV
Fortuna Silver Mines Inc.	FVI	FVI
Fortis Inc.	FTS	FTS
First Quantum Minerals Ltd.	FM	FM
First Majestic Silver Corp.	FR	FR
First Capital Real Estate Investment Trust	FCR	FCRu
Finning International Inc.	FTT	FTT
FIL	FIL	FIL
Extendicare Inc.	EXE	EXE
Ero Copper Corp.	ERO	ERO
Equinox Gold Corp	EQX	EQX
Enthusiast Gaming Holdings Inc.	EGLX	EGLX
Enerplus Resources Fund	ERF	ERF
Energy Fuels Inc.	EFR	EFR
Endeavour Silver Corp.	EDR	EDR

9

Name of Underlying Instrument	Option Symbol	Underlying Symbol
Endeavour Mining Corporation	EDV	EDV
Enbridge Inc.	ENB	ENB
Empire Company Limited, Cl. A	EMP	EMP.A
Emera Inc.	EMA	EMA
Element Fleet Management Corp.	EFN	EFN
Eldorado Gold Corp.	ELD	ELD
ECN Capital Corp.	ECN	ECN
ECN Capital Corp.	ECN1	ECN1
Dye & Durham Limited	DND	DND
Dundee Precious Metals Inc.	DPM	DPM
DREAM Unlimited Corp.	DRM	DRM
Dream Office Real Estate Investment Trust	D	D u
Dream Industrial Real Estate Investment Trust	DIR	DIRu
Dorel Industries Inc. Cl. B	DII	DII.B
Dollarama Inc.	DOL	DOL
Descartes Systems Group Inc.	DSG	DSG
Definity Financial Corporation	DFY	DFY
Cronos Group Inc.	CRON	CRON
Crombie Real Estate Investment Trust	CRR	CRRu
Crescent Point Energy Corp.	CPG	CPG
CORUS Entertainment Inc., Cl. B	CJR	CJR.B
Converge Technology Solutions Corp.	CTS	CTS
Cogeco Communications Inc.	CCA	CCA
Cineplex Inc.	CGX	CGX
CI Financial Corp.	CIX	CIX

10

Name of Underlying Instrument	Option Symbol	Underlying Symbol
Choice Properties Real Estate Investment Trust	CHP	CHPu
Chemtrade Logistics Income Fund	CHE	CHEu
Chartwell Retirement Residences	CSH	CSHu
Charlotte’s Web Holdings Inc.	CWEB	CWEB
Champion Iron Limited	CIA	CIA
CGI Inc., Cl. A	GIB	GIB.A
Centerra Gold Inc.	CG	CG
Cenovus Energy Inc.	CVE	CVE
Cenovus Energy Inc.	CVE1	CVE1
Celestica Inc.	CLS	CLS
CCL Industries Inc., Cl. B	CCL	CCL.B
Cascades Inc.	CAS	CAS
Cardinal Energy Ltd.	CJ	CJ
Capstone Mining Corp.	CS	CS
Capital Power Corporation	CPX	CPX
Canopy Growth Corporation	WEED	WEED
Canfor Corporation	CFP	CFP
Canadian Western Bank	CWB	CWB
Canadian Utilities Limited, Cl. A	CU	CU
Canadian Tire Corporation Limited, Cl. A	CTC	CTC.A
Canadian Pacific Railway Limited	CP	CP
Canadian Natural Resources Limited	CNQ	CNQ
Canadian National Railway Company	CNR	CNR
Canadian Imperial Bank of Commerce	CM	CM
Canadian Apartment Properties Real Estate Investment Trust	CAR	CARu

11

Name of Underlying Instrument	Option Symbol	Underlying Symbol
Canada Goose Holdings Inc.	GOOS	GOOS
Canaccord Genuity Group Inc.	CF	CF
Cameco Corporation	CCO	CCO
CAE Inc.	CAE	CAE
BRP Inc.	DOO	DOO
Brookfield Renewable Partners L.P.	BEP	BEPu
Brookfield Renewable Corporation	BEPC	BEPC
Brookfield Infrastructure Partners L.P.	BIP1	BIP1
Brookfield Infrastructure Partners L.P.	BIP	BIPu
Brookfield Business Partners L.P.	BBU1	BBU1
Brookfield Asset Management Inc., Cl. A	BAM	BAM.A
Boralex Inc. Class A Shares	BLX	BLX
Bombardier Inc., Cl. B	BBD	BBD.B
Boardwalk Real Estate Investment Trust	BEI	BEIu
BlackBerry Limited	BB	BB
BITF	BITF	BITF
Birchcliff Energy Limited	BIR	BIR
BCE Inc.	BCE	BCE
BBD1	BBD1	BBD1
Baytex Energy Corp.	BTE	BTE
Bausch Health Companies Inc.	BHC	BHC
Barrick Gold Corporation	ABX	ABX
Bank of Nova Scotia (The)	BNS	BNS
Bank of Montreal	BMO	BMO
Ballard Power Systems Inc.	BLDP	BLDP

12

Name of Underlying Instrument	Option Symbol	Underlying Symbol
Badger Infrastructure Solutions Ltd.	BDGI	BDGI
B2Gold Corp.	BTO	BTO
AutoCanada Inc.	ACQ	ACQ
Aurora Cannabis Inc.	ACB	ACB
ATS Automation Tooling Systems Inc.	ATA	ATA
ATCO Ltd. Cl. I	ACO	ACO.X
Artis Real Estate Investment Trust	AX	AX u
Aritzia Inc.	ATZ	ATZ
ARC Resources Ltd.	ARX	ARX
Altus Group Limited	AIF	AIF
AltaGas Ltd.	ALA	ALA
Allied Properties Real Estate Investment Trust	AP	AP u
Alimentation Couche Tard Inc., Cl. B	ATD	ATD
Algonquin Power & Utilities Corp.	AQN	AQN
Alaris Royalty Corp.	AD	AD u
Alamos Gold Inc.	AGI	AGI
Air Canada	AC	AC
Agnico Eagle Mines Limited	AEM	AEM
Agnico Eagle Mines Limited	AEM1	AEM1
Aecon Group Inc.	ARE	ARE
AcuityAds Holdings Inc.	AT	AT

13